Exhibit 10.1

JPMorgan Chase Bank, N. A.

July 20, 2005

Matrix Service Company

Attn: Michael J. Hall, Chief Executive Officer

10701 East Ute Street

Tulsa, OK 74116

All Other Loan Parties Under the Credit

Agreement Described Below

Re:	Credit Agreement dated as of March 7, 2003 among Matrix Service Company, as “Borrower,” the Lenders described therein, and JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Main Office, Chicago)), as a Lender, LC Issuer, and as Agent for the Lenders, and others, as amended (as amended, the “Credit Agreement”)

Gentlemen:

This is in regard to the above-referenced Credit Agreement. Capitalized terms not defined in this waiver letter and amendment have the same meanings as in the Credit Agreement.

Borrower has asked for a waiver of certain provisions of the Credit Agreement and certain other Loan Documents as follows (such waivers collectively the “Sale Waivers”): (i) a partial waiver of Sections 6.4 and 6.13 of the Credit Agreement to allow sales outside the ordinary course of business by Borrower or one or more of its Subsidiaries (such Person who is the selling party is hereinafter referred to as the “Seller”) of the property described on the attached Exhibit “A” (the “Sale Property”) (which property Borrower has determined to be surplus, not necessary for Borrower’s business plans or otherwise in the Borrower’s best interests to sell), according to the terms set forth on Exhibit “A” (collectively the “Subject Sales” and each a “Subject Sale”), (ii) a partial waiver of the provisions of Section 2.1.5 of the Credit Agreement so that the $10,000,000.00 amount set forth in Section 2.1.5(i) shall be reduced by the amount of proceeds received from any Subject Sale only to the extent that, on the date of Borrower’s receipt of the first proceeds from such Subject Sale, there exists any outstanding principal balance of Revolver B, (iii) a partial waiver of

Member FDIC

Section 6.23 of the Credit Agreement to allow the particular Sale and Leaseback Transaction described in general terms as Item B on Exhibit “A”, and (iv) a partial waiver of Section 4.1.5 of the Security Agreement and Exhibit B, paragraph 8 of the applicable Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement (the “Mortgage”) by the Seller in favor of the Agent, to the extent any of the Subject Sales may be restricted, limited or prohibited by the Mortgage.

The Lenders shall have agreed to grant the Sale Waivers upon the satisfaction of the following:

(a) execution and delivery of this waiver letter and amendment by the Loan Parties, the Agent and all Lenders; and

(b) payment by Borrower of all currently invoiced legal fees of Agent and Lenders and all currently invoiced fees of Capstone Corporate Recovery, LLC.

Notwithstanding the foregoing, the Sale Waivers shall be applicable only to any Subject Sale that meets the following requirements (collectively the “Subject Sale Requirements”):

(i) except as specifically set forth on Exhibit “A”, such Subject Sale shall be for cash paid to the Seller in full on or before closing and before transfer of possession or delivery of the applicable Sale Property to the purchaser;

(ii) the sale price for each item of Sale Property shall be no less than the amount set forth on Exhibit “A” unless otherwise agreed by the Required Lenders;

(iii) all other terms of such Subject Sale shall be in accordance with Exhibit “A”;

(iv) all “Net Cash Proceeds” (as defined below) of such Subject Sale shall be paid to Agent immediately upon receipt by the applicable Loan Party for application to the Obligations as provided in Exhibit “A”;

(v) all requirements relating to such Subject Sale set forth on Exhibit “A” are met;

(vi) the definitive agreements for such Subject Sale shall be acceptable to Agent and Agent’s counsel;

(vii) such Subject Sale must be closed and all Net Cash Proceeds paid to Agent on or before September 30, 2005; and

(viii) there does not exist at the time of closing such Subject Sale any Unmatured Default or Default.

Borrower also hereby agrees with the Lenders as follows:

(a) within two (2) Business Days of closing of each Subject Sale, Borrower shall deliver to Agent a completed Borrowing Base Certificate prepared as of the time immediately after closing of such Subject Sale, certified by the chief financial officer of the Borrower;

Member FDIC

(b) from and after the closing of such Subject Sale and until the delivery of the Borrowing Base Certificate described in (a) above, notwithstanding anything to the contrary in Exhibit “A”, the Borrowing Base shall be immediately reduced by the amount of proceeds required to be paid to Agent for application to the Revolving Loan, and after the delivery of such Borrowing Base Certificate the Borrowing Base shall be calculated as provided in the Credit Agreement; and

(c) all rights, interests and claims of the Loan Parties, or any of them, under or related to any of the Subject Sales, including but not limited to the right to receive any payments under or arising from any of the Subject Sales, are and shall be part of and included in the Collateral, and to the extent necessary all Loan Documents are hereby amended to reflect the preceding provisions of this subparagraph (c).

The term “Net Cash Proceeds” in regard to any Subject Sale shall mean the amount of cash received by the Seller and all other Loan Parties on account of or arising from the closing of such Subject Sale minus the sum of the Seller’s reasonable and necessary expenses incurred in connection with the negotiation and consummation of such Subject Sale.

To the extent a Sale Waiver is applicable to any particular Sale Property, Agent shall, and is authorized by all Lenders to, release all mortgages, liens and security interests encumbering such Sale Property upon receipt by Agent of (i) Net Sale Proceeds from the applicable Subject Sale in an amount greater than or equal to (or constituting) the Release Price reflected on Exhibit “A” or such other amount as may be authorized by the Required Lenders and (ii) a written report itemizing all deductions from the gross sales price used to arrive at the amount of Net Cash Proceeds.

The waivers described above are limited to Subject Sales that meet the Subject Sale Requirements and shall not waive any provisions of the Credit Agreement or any of the other Loan Documents as they may relate to any other facts and circumstances. The Subject Sales described in this waiver letter and amendment are mutually exclusive of those Subject Sales (the “Other Subject Sales”) described in that certain waiver letter and amendment dated on or about June 8, 2005 (the “Other Waiver Letter”), and none of the Other Subject Sales shall be affected or addressed by the terms of this waiver letter and amendment, nor shall any of the Subject Sales described herein be affected or addressed by the Other Waiver Letter.

This waiver letter and amendment shall constitute a supplement and amendment to the Credit Agreement. From and after the date hereof, references in the Credit Agreement to “this Agreement” and like terms shall be deemed to be references to the Credit Agreement as supplemented by this waiver, and as otherwise amended, supplemented, restated or otherwise modified from time to time in accordance with the Loan Documents. References in the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as supplemented by this waiver letter and amendment and as further amended, supplemented, restated or otherwise modified from time to time. This waiver letter and amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. The Credit Agreement as supplemented by this waiver letter and amendment is ratified and confirmed in all respects, and all other Loan Documents are hereby ratified and confirmed in all respects.

Except as expressly provided hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their

Member FDIC

respective terms, including express limitations therein relating to the date on which such representations and warranties were made. The waiver and agreements set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment to, consent to or modification of any other term or provision of the Credit Agreement or of any event, condition, or transaction on the part of the Borrower or any other Person which would require the consent of the Agent or any of the Lenders.

The Borrower and each Loan Party, for itself and on behalf of all its predecessors, successors, assigns, agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively the “Releasing Parties”), hereby releases and forever discharges Agent and each Lender and their respective successors, assigns, partners, directors, officers, agents, attorneys, and employees from any and all claims, demands, cross-actions, controversies, causes of action, damages, rights, liabilities and obligations, at law or in equity whatsoever, known or unknown, whether past, present or future, now held, owned or possessed by the Releasing Parties, or any of them, or which the Releasing Parties or any of them may, as a result of any actions or inactions occurring on or prior to the date hereof, hereafter hold or claim to hold under common law or statutory right, arising, directly or indirectly out of any Loan or any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby. Borrower and each Loan Party understands and agrees that this is a full, final and complete release and agrees that this release may be pleaded as an absolute and final bar to any or all suit or suits pending or which may hereafter be filed or prosecuted by any of the Releasing Parties, or anyone claiming by, through or under any of the Releasing Parties, in respect of any of the matters released hereby, and that no recovery on account of the matters described herein may hereafter be had from anyone whomsoever, and that the consideration given for this release is no admission of liability.

Please indicate your approval of the terms and provisions hereof by executing this letter in the space provided below.

This waiver letter and amendment may be executed in any number of counterparts, all of which together shall constitute a single instrument, and it shall not be necessary that any counterpart be signed by all the parties hereto. A facsimile copy of this waiver letter and amendment and signatures thereon shall be considered for all purposes as originals.

Yours very truly,

J. P. MORGAN CHASE BANK, N.A., as Agent

By:	/s/ Hal E. Fudge
Hal E. Fudge, First Vice President

Member FDIC

ACCEPTED AND AGREED TO:

Borrower:

MATRIX SERVICE COMPANY

By:	/s/ Michael J. Hall
Michael J. Hall, Chief Executive Officer

Loan Parties:

MATRIX SERVICE INC., an Oklahoma

corporation; MATRIX SERVICE INDUSTRIAL

CONTRACTORS, INC. (formerly known

as MATRIX SERVICE MID-CONTINENT,

INC.), an Oklahoma corporation; MATRIX

SERVICE, INC. CANADA, an Ontario, Canada

corporation; HAKE GROUP, INC., a Delaware

corporation; BOGAN, INC. (including

Fiberspec, a division), a Pennsylvania

corporation; MATRIX SERVICE

SPECIALIZED TRANSPORT, INC.

(formerly known as FRANK W. HAKE,

INC.), a Pennsylvania corporation; HOVER

SYSTEMS, INC., a Pennsylvania corporation;

I & S, INC., a Pennsylvania corporation;

MCBISH MANAGEMENT, INC.,

a Pennsylvania corporation; MECHANICAL

CONSTRUCTION, INC., a Delaware

corporation; MID-ATLANTIC

CONSTRUCTORS, INC., a Pennsylvania

corporation; TALBOT REALTY, INC.,

a Pennsylvania corporation; BISH

INVESTMENTS, INC., a Delaware

corporation; I & S JOINT VENTURE, L.L.C.,

a Pennsylvania limited liability company

By:	/s/ George L. Austin
George L. Austin, Vice President

Member FDIC

Lenders:

J. P. MORGAN CHASE BANK, N.A.

By:	/s/ Hal E. Fudge
Hal E. Fudge, First Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Patrick McGovern
Patrick McGovern, Senior Vice President

UMB BANK, N.A.

By:	/s/ Michael P. Nash
Michael P. Nash, Senior Vice President

WELLS FARGO BANK, NA
(formerly known as Wells Fargo Bank Texas, NA)

By:	/s/ Roger Fruendt

Roger Fruendt, Senior Vice President

INTERNATIONAL BANK OF COMMERCE,
successor in interest to LOCAL OKLAHOMA BANK, an Oklahoma Banking Corporation formerly known as LOCAL OKLAHOMA BANK, NA,

By:	/s/ David Moore
David Moore, Senior Vice President

Member FDIC

Exhibit “A”

Item	Common Name	Legal Description of Any Real Property Included (As Applicable)	Price	Release Price	Payment and Certain Other Terms	Application of Net Sale Proceeds after Receipt by Agent
A	4300 E. 36th Street Facility, Tulsa, OK (Office/Fabrication/ Warehouse)	See Item 1 of attached Schedule A-1	$725,000	$680,000	Net Cash Proceeds paid at closing	Term Loan in inverse order of maturity

B	10701 E. Ute Street, Tulsa, OK (Corporate Offices/Warehouse)	See Item 2 of attached Schedule A-1	$750,000	$710,000	Sale and Leaseback Transaction. Sale price of $750,000, with Net Cash Proceeds paid at closing. Lease terms shall be acceptable to Agent	Term Loan in inverse order of maturity

C	1.16 acres of land in Orange County, CA (Excess Land)	See Item 3 of attached Schedule A-1	$850,000	$800,000	Net Cash Proceeds paid at closing. Closing must occur on or before August 31, 2005	Term Loan in inverse order of maturity

Item	Common Name	Legal Description of Any Real Property Included (As Applicable)	Price	Release Price	Payment and Certain Other Terms	Application of Net Sale Proceeds after Receipt by Agent

D	Rigging Business and Related Assets	See Item 5 of attached Schedule A-1	$1,500,000	$1,500,000	Net Cash Proceeds paid at closing	First $900,000 paid to Agent shall be applied to Term Loan in inverse order of maturity. Any additional proceeds paid to Agent prior to or on the date one year after closing are to be applied to the Revolving Loan (with no corresponding reduction in the Revolving Loan Commitment); any proceeds paid after such date shall be applied to the Term Loan in the inverse order of maturity

SCHEDULE A-1

Description of Assets to be Sold

1.	4300 E. 36th Street, Tulsa, Oklahoma (Tulsa County)

The vacant tank construction, storage and office facilities located on 417,300 square feet of land at 4300 E. 36th Street Facility, Tulsa, Oklahoma. The facilities being sold include:

11,930 square foot office building

55,830 square foot manufacturing building

6,000 square foot storage building

6,000 square foot storage building

4,300 square foot storage building

Legal description:

TRACT I:

All that part of the North Half of the Northwest Quarter of the Northeast Quarter (N/2 NW/4 NE/4), lying North of the Atchison, Topeka and Santa Fe Railway Right-of Way, in Section Twenty-One (21), Township Twenty (20) North, Range Thirteen (13) East of the Indian Base and Meridian, Tulsa County, State of Oklahoma, according to the United States Government Survey thereof, LESS AND EXCEPT the following tract, more particularly describes as follows:

BEGINNING at the Northeast corner of said NW/4 NE/4; thence West along the North boundary of said NW/4 NE/4 a distance of 143.97 feet to the center line of Toledo Avenue; thence South 0°53’03” West along the center line of Toledo Avenue, a distance of 301.2 feet to a point in the northerly right-of-way line of the Atchison, Topeka and Santa Fe Railway Right-of-Way; thence North 81°26’00” East along the northerly right-of-way line of the Atchison, Topeka and Santa Fe Railway Right-of-Way a distance of 150.92 feet to a point in the East boundary line of said NW/4 NE/4; thence North 0°04’00” East along the Easterly boundary line of said NW/4 NE/4 a distance of 278.56 feet to the Point of Beginning.

AND

TRACT II:

A parcel of land in the County of Tulsa, State of Oklahoma, lying in the Northwest Quarter of the Northeast Quarter (NW/4 NE/4) of Section Twenty-one (21), Township Twenty (20) North, Range Thirteen (13) East of the Indian Meridian, being that portion of that certain Tract Number 2 and that portion of that certain Tract Number 3 described in award of referees entitled “In the United States Court for the Indian Territory, Northern District at Claremore. The Atchison, Topeka and Santa Fe Railway Company, Plaintiff –vs- Pierce P. Butler, Daniel R. Butler, Kathleen P. Butler and the Cherokee Nation or Tribe of Indians, Defendants,” filed of record December 21, 1910 and recorded in Record 76, Page 527, records of said County described as follows:

Beginning at the Northwesterly corner of said Tract Number 3, said corner being distant South 0 deg. 01’ 52” West along the Westerly line of said Northwest Quarter 426.85 feet from the Northwest corner of said Northwest Quarter; thence along the boundary of said Tract Number 3 and along the boundary of said Tract Number 2 the following Three (3) courses: (1) North 81 deg. 32’ 24” East, 820.10 feet; thence (2) South 8 deg. 27’ 36” East, 50.00 feet; thence (3) North 81 deg. 32’ 24” East 330.09 feet to a line parallel with and distant Westerly 25.0 feet measured at Right Angles from that certain center line course described in Easement Deed dated July 5, 1940, from W. D. Clark and Mary C. Patchin to Tulsa County, State of Oklahoma, recorded April 29, 1946 in Book 1428, Page 622, records of said County, as “North and parallel to the North and South center line of Section 21 a distance of 409.4 feet more or less to the South Right-of-Way line of the County Highway”; thence South 1 deg. 03’ 12” West along said parallel line, 76.05 feet to a line parallel with and distant Northerly 25.0 feet measured at right angles from the center line of that certain railroad track designated in the records of said Railway Company as the “Illinois Division, Tulsa Subdivision, Main Line Track at Mohawk Station”; thence South 81 deg. 32’ 24” West along last said parallel line 1156.29 feet to the Westerly boundary of said Tract Number 3 said Westerly boundary being along said Westerly line of said Northwest Quarter; thence North 0 deg. 01’ 52” East along said Westerly boundary 126.39 feet to the Point of Beginning.

2.	10701 E. Ute Street, Tulsa, Oklahoma (Tulsa County)

The corporate offices and a small warehouse located on 2.75 acres at 10701 E. Ute Street, Tulsa, Oklahoma. The office space is 20,400 square feet and the warehouse space is 3,000 square feet.

Legal description:

Lot Fifteen (15), Block One (1), WOLF POINT INDUSTRIAL PARKWAY WEST, an Addition in the City of Tulsa, Tulsa County, State of Oklahoma, according to the recorded plat thereof.

3.	1.16 acres of excess land in Orange, CA (Orange County)

Vacant land parcel located behind 500 W. Collins Avenue, Orange, California, pictured as the “Subject” on the attached Schedule A-2.

4.	Rigging Business

The rigging business and related materials and equipment are being sold by Matrix Services Specialized Transport. The material and equipment being sold includes gantries, containers, hydraulic jacks, welders, trailers, jacking systems, trucks, tractors, cranes, forklifts and other specialty equipment.

See attached Schedule A-4 listing the detail of the materials and equipment to be sold in connection with the rigging business.

SCHEDULE A-2
Exhibit A
APN: 386-561-02
(Orange, California Subject Property)

386-56
58
Subject
BLK. G
NICHOLS AVENUE
STREET
HARITON
TRACT
AVENUE
57
47
1" = 100'
NOTE - ASSESSOR'S BLOCK & PARCEL NUMBERS SHOWN IN CIRCLES
ASSESSOR'S MAP BOOK 386 PAGE 56 COUNTY OF ORANGE

{494359;6}
12

SCHEDULE A-3

(Intentionally Omitted)

SCHEDULE A-4

MATRIX SERVICE SPECIALIZED TRANSPORT

HAKE ASSET LIST - MATERIALS*

GANTRIES
ALL SMALL GANTRIES

CONTAINERS
4 - GOOD STORAGE CONTAINER 40’ – EMPTY
2 - GOOD STORAGE CONTAINER 20’ – EMPTY

SPECIALTY
	560225	PORT STEEL BRIDGE 54’
	560226	PORT STEEL BRIDGE 30’
	503355	STRAND LIFT TOWER SECTIONS
	810090	LOT 8 1”THK x 48”x48” CS PLATE
	560272	10” DIAMETER LIFTING PIN
	503349	JACKING TOWER
TURN TABLES
SWIVLE LIFT BEAM
CONCRETE COUNTERWEIGHT
SPREADER BEAMS & END CAPS
LIFTING BEAMS, STEEL AND STEEL PLATE
2 70 TON SCHNABELS
HYDRAULIC JACKS IN EDDYSTONE WHAREHOUSE
HYDRAULIC JACKS IN EDDYSTONE TOOL ROOM
HILLMAN DOLLIES AND HEAVY ROLLERS IN EDDYSTONE WAREHOUSE
SPECIAL DOLLEY SYSTEM
CHAINS AND BINDERS - IN EDYYSTONE WAREHOUSE
PORTA POWERS > 30 TON
1000ft OF WELDING LEAD
1000ft OF WELDING GROUND
4 STINGERS
ALL LARGE BOTTLE RACKS EXCLUDING ONE
10 SMALL BOTTLE RACKS
SHACKLES > 1 1/4 PIN
10 COMPLETE BURNING OUTFITS
TWIN PATHS AND SYNTHETIC SLINGS IN EDDYSTONE WAREHOUSE
ALL NON STEEL CHOKERS - NYLON STRAPS
ALL STEEL CHOCKERS
6 TUG BARS
2 FORKLIFT BOOMS FOR SMALL LIFTS
WATER PUMPS IN EDDYSTONE WAREHOUSE
AIR TUGGERS AND POWERED WINCHES IN EDDYSTONE WAREHOUSE
4 ROUST-A-BOUTS
4 MECHANICAL TORQUE WRENCHES

MATRIX SERVICE SPECIALIZED TRANSPORT

HAKE ASSET LIST - MATERIALS*

2 MAN BASKETS
2 - 250 AMP ELECTRIC WELDERS
TOOLS AND RIGGING IN RIGGER PICK UP TRUCKS
ALL MATS AND TIMBERS
ALL CONTENTS OF MECHANICS SHOP

ALL PARTS, MANUALS, SPECIAL TOOLS, TIRES, RECORDS FOR THE ABOVE THAT ARE IN SELLERS POSSESSION AS OF THE CLOSING DATE
* ASSETS LIMITED TO SUCH ITEMS OWNED BY MATRIX SERVICE SPECIALIZED TRANSPORT, INC. (“SELLER”) LOCATED AT THE EDDYSTONE FACILITY AND AT THE PROJECTS LISTED ON THIS EXHIBIT “A” AT THE TIME OF CLOSING. THIS LIST SPECIFICALLY EXCLUDES ANY OF THE ASSETS OWNED BY MATRIX SERVICE COMPANY AND ANY OTHER MATRIX SERVICE COMPANY OWNED COMPANIES.

SCHEDULE A-4

MATRIX SERVICE SPECIALIZED TRANSPORT

HAKE ASSET LIST - CAPITAL EQUIPMENT*

JACK-N-SLIDE
	560231		HYDRAULIC JACK AND SLIDE #1
	560232		HYDRAULIC JACK AND SLIDE #2
POWER UNITS FOR JACK N SLIDE
	503348		JACK & SLIDE

JACKING SYSTEMS
	560233		1200T JACKING SYSTEM - VSL#3
	560234		1200T JACKING SYSTEM - ELGOOD
	560235		1200T JACKING SYSTEM - VSL#1
	560236		1200T JACKING SYSTEM VSL#2
	808748		200 TON CYLINDER
	503350		JACKING SYSTEM
	600304		POWER PACK

GANTRIES
400 TON STRAND LIFT SYSTEM w/ Four Strandjacks and Pump
	505784		500 TON LIFTIN GANTRY
	505781		300 TON GANTRY CRANE
	505783		350 TON HYDRAULIC GANTRY
GANTRY TRACK
	600301		1992 TRAIL-EZE-TRAILER 30T

TRAILERS
	600309		1976 TRANSCRAFT 40’-65’ S8
	600285		80’ TON LOWBED 7400
	670199		2 AXEL STINGER FOR 80T LOWBED
	670304		80 TON CAPACITY TANDEM DOLLY-D
	600284		1965 ROGERS 75 TON 75TLB 11
	670182		DD3 DROP DECK TRAILER

TRUCKS & TRACTORS

Year	Make	Penta #	VIN #	Enterprise #	Leased Y/N	Last	First
2000	Ford F-250	670043	1FTNF20L2YED85635	J68320	Y	FOCHT	CHRIS
2000	Ford F-250	670042	1FTNF20L9YED85633	J68321	Y	HANSEN JR	KNUD
2001	Ford F-250	670044	1FTNF20L11EA27139	J68381	Y	MCDEVITT JR	JOHN

MATRIX SERVICE SPECIALIZED TRANSPORT

HAKE ASSET LIST - CAPITAL EQUIPMENT*

2003	Ford F-250	670053	1FTNF20L23EC08608	JL1700	Y	MESSNER	JOE
2003	Ford F-250	670058	1FTNF20L53EB31300	JL1501	Y	ECKLER	CHUCK
2001	Ford F-250	670045	1FTNF20L51EB70160	J69054	Y	VALENTINE	JIM
2003	Chrysler Concord	670007	2C3HD36M83H558590	JL1577	Y	HANSEN SR	KNUD
2003	Ford F-350	670145	1FDWF36L53ED00468	JL1892	Y	Mechanics w/boom
1989	Mack Tractor	509333	1M2N187Y2KW026415			Dispatch
1989	Mack Tractor	509334	1M2AY04Y6KM005398			Dispatch
1990	Mack RB	670259	1M2AA06Y6LW006879			Dispatch
	AUTOCAR T-104 Tractor CRAWLER TRANSPORTER	509338	DC10364SOH58143			Dispatch

CRANES
	505785		OVERHEAD CRANE OUTSIDE
	505786		INSIDE OVERHEAD 20 TON CRANE (SHARED USE)

FORKLIFTS
	Asset #		Make	Capacity	S/N
	503347		TAYLOR	20/40T	S-42-9834
	503346		CATERPILLAR	10T	68Y01634
	503345		1990 HYSTERLIFT	7.5T	F006A04464L
	503354		CATERPILLAR	4T	77X2622
	503344		YALE	4T	Damaged - Junk
	503340		CATERPILLAR	2T	4N882
	503343		Yale Walkie Stacker		B819N02384W

SPECIALTY
			400 AMP MILLER DIESEL WELDER

			Peachbottom laptop computer
			Office Furniture and Equipment in subleased areas

ALL PARTS, MANUALS, SPECIAL TOOLS, TIRES, RECORDS FOR THE ABOVE THAT ARE IN SELLERS POSSESSION AS OF THE CLOSING DATE
* ASSETS LIMITED TO SUCH ITEMS OWNED BY MATRIX SERVICE SPECIALIZED TRANSPORT, INC. (“SELLER”) LOCATED AT THE EDDYSTONE FACILITY AND AT PROJECTS PERFORMED BY THE SELLER AT THE TIME OF CLOSING. THIS LIST SPECIFICALLY EXCLUDES ANY OF THE ASSETS OWNED BY MATRIX SERVICE COMPANY AND ANY OTHER MATRIX SERVICE COMPANY OWNED COMPANIES.

SCHEDULE A-4

MATRIX SERVICE SPECIALIZED TRANSPORT

HAKE ASSET LIST - CHAINFALLS*

Type	Model	Description	Quantity
Chainfall	> 5 Ton	All located at Eddystone Wharehouse	All
Chainfall	1/2 Ton 40’	1/2 Ton 31-40’ Drift Chainfall	2
Chainfall	1 Ton 10’	1 Ton 1-10’ Drift	5
Chainfall	1 Ton 20’	1 Ton 11-20’ Drift	10
Chainfall	1 Ton 30’	1 Ton 21-30’ Drift	5
Chainfall	1 Ton 40’	1 Ton 31-40’ Drift	3
Chainfall	1-1/2 Ton 20’	1 1/2 Ton 11-20’ Drift	5
Chainfall	1-1/2 Ton 30’	1-1/2 Ton 21-30’ Drift	2
Chainfall	2 Ton 20’	2 Ton 11-20’ Drift	10
Chainfall	2 Ton 30’	2 Ton 21-30’ Drift	5
Chainfall	3 Ton 10’	3 Ton 1-10’ Drift	5
Chainfall	3 Ton 20’	3 Ton 11-20’ Drift	10
Chainfall	3 Ton 30’	3 Ton 21-30’ Drift	2
Chainfall	3 Ton 40’	3 Ton 31-40’ Drift	2
Chainfall	3 Ton 60’	3 Ton 51-60’ Drift	2
Com-a-long, Cable	6000-15	3 Ton Com-a-long - Cable	2
Com-a-long, Cable	3000-30	1-1/2 Ton Com-a-long - Cable	5
Com-a-long, Cable	Tractel -TU 32	4 Ton Com-a-long - Cable - U	2
Com-a-long, Cable	Tractel -TU 32	4 Ton Com-a-long - Cable - U	2
Com-a-long, Chain	1ton	1 Ton Chain Come-a-long 10’ and Over	5
Com-a-long, Chain	1 1/2 ton	1-1/2 Ton Chain Come-a-long 10’ and Over	10
Com-a-long, Chain	3 ton	3 Ton Chain 10’ and Over Comealong	10

*ASSETS LIMITED TO SUCH ITEMS OWNED BY MATRIX SERVICE SPECIALIZED TRANSPORT, INC. (“SELLER”) LOCATED AT THE EDDYSTONE FACILITY AND AT THE PROJECTS LISTED ON THIS EXHIBIT “A” AT THE TIME OF CLOSING. THIS LIST SPECIFICALLY EXCLUDES ANY OF THE ASSETS OWNED BY MATRIX SERVICE COMPANY AND ANY OTHER MATRIX SERVICE COMPANY OWNED COMPANIES.

SCHEDULE A-4

A.	Projects to Be Released:

All the Debtor’s interest in and rights under the following projects arising or generated on or after July 18, 2005 are hereby released, provided that any and all accounts arising under and proceeds and collections from or in regard to such projects arising or generated prior to July 18, 2005 are not released and remain subject to Secured Party’s liens and security interests (such accounts, proceeds and collections not released are hereinafter referred to as the “Unreleased Proceeds”):

•	PECO route survey project
•	Kimmell Center
•	PECO rigging and hauling work
•	Bruner Island (PPL)
•	Duratek-Memphis

All of the above mentioned projects are covered by the following contracts and/or purchase orders:

Customer	Contract/PO#	Project Description
Excelon Generation Company, LLC	01002334	Blanket - Peachbottom
Duratek, Inc.	20318	Blanket
PSEG Nuclear LLC	4500277511	Blanket
Excelon Business Services Co.	01047776	Blanket
Excelon Business Services Co.	01047317	Blanket
Excelon Business Services Co.	01047724	Blanket
E.I. du Pont de Nemours and Company	LMD621787	Blanket
PPL Brunner Island	778610	Offload a Transformer
Kimmel Center	010000325	Rigging Organ Pipes into position

B. Secured Party also hereby releases all its liens and security interests that may encumber or have attached to Debtor’s rights in the funds under the Conawingo Dam/PECO project (Excelon contract number 50012617) that are required to be paid by Debtor to the purchaser of the property described herein pursuant to the terms of the written agreements between Debtor and such purchaser that have been approved by Secured Party.